                                  EXHIBIT 99.4

--------------------------------------------------------------------------------


                                 REVOCABLE PROXY
 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WAYNE SAVINGS BANKSHARES, MHC
        FOR A SPECIAL MEETING OF MEMBERS TO BE HELD ON DECEMBER __, 2001

     The undersigned members of Wayne Savings Bankshares, MHC (the "Mutual Holding Company"), hereby appoint the full Board of Directors, with full powers of substitution, as attorneys-in-fact and agents for and in the name of the undersigned, to vote such votes as the undersigned may be entitled to vote at the Special Meeting of Members of the Mutual Holding Company (the "Meeting") to be held at the ____________________, Wooster, Ohio, at _______, Eastern time, on December __, 2001, and at any and all adjournments thereof. They are authorized to cast all votes to which the undersigned is entitled as set forth on the reverse side of this proxy.

     IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     Votes will be cast in accordance with the proxy. Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Wayne Savings Bankshares, MHC (the "Mutual Holding Company"), at said Meeting, of the member's decision to terminate this proxy, then the power of said attorney-in-fact or agents shall be deemed terminated and of no further force and effect.


                                                    PLEASE SIGN ON REVERSE SIDE.


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

1.   A plan of conversion and reorganization (the "Plan")                             The undersigned acknowledges receipt of a
     pursuant to which the Mutual Holding Company will be                             Notice of Special Meeting of Members and a
     merged into the Bank and the Company will be succeeded      FOR     AGAINST      proxy statement dated November __, 2001, prior
     by a new Delaware corporation with the same name which      / /       / /        to the execution of this proxy.
     has been established for the purpose of completing the
     conversion. As part of the conversion, shares of common                               THIS PROXY, IF SIGNED, WILL BE VOTED
     stock representing the ownership interest in the                                        FOR THE PROPOSITION STATED IF NO
     Company held by the Mutual Holding Company will be                                           CHOICE IS MADE HEREON
     offered for sale in subscription and community
     offerings. Common stock of the Company currently held
     by stockholders will be converted into new shares                                ---------------------------------------
     pursuant to an exchange ratio that has been                                      DATE
     established.
                                                                                      ---------------------------------------
Such other business as may properly come before the Meeting or any adjournment        SIGNATURE
thereof.
                                                                                      NOTE:  Only one signature is required in
NOTE: The Board of Directors is not aware of any other matter that may come           the case of a joint account.
before the Meeting of Members.
                                                                                            PLEASE COMPLETE, DATE, SIGN,
                                                                                           AND MAIL THIS PROXY PROMPTLY
                                                                                            IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------------------------------------------------------------


                                                                                                             -----------------------
                                                                                                              FOR INTERNAL USE ONLY
                                                                                   WAYNE SAVINGS [LOGO]      -----------------------
                                                                                   BANCSHARES INC.           Date
                                                                                                             -----------------------
                                                                                                             Batch No.
                                                                                                             -----------------------
                                                                                   STOCK  ORDER  FORM        Order No.
                                                                             (INSTRUCTIONS ON REVERSE SIDE)  -----------------------
                                                                                                             Cat No.
                                                                                                             -----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           DEADLINE AND DELIVERY
------------------------------------------------------------------------------------------------------------------------------------
EXPIRATION DATE: 10:00 A.M., EASTERN TIME, ON DECEMBER __, 2001, unless extended. This original Stock Order Form, properly executed and with full payment, must be received (not postmarked) by this deadline or it will be void. Delivery will be accepted by mail
(please use the return envelope provided) or by overnight delivery service to the address on the reverse side of this Form. Stock
Order Forms may also be hand delivered to the Stock Information Center located at our main office, 151 North Market Street, Wooster,
Ohio. Stock Order Forms may NOT be hand-delivered to Wayne Savings branches. PHOTOCOPIES AND FACSIMILES OF STOCK ORDER FORMS WILL
NOT BE ACCEPTED.
------------------------------------------------------------------------------------------------------------------------------------
                                             PLEASE PRINT CLEARLY AND COMPLETE ALL SHADED AREAS
------------------------------------------------------------------------------------------------------------------------------------
(1) SHARES REQUESTED                              NUMBER OF SHARES                 PRICE PER SHARE            AMOUNT DUE
25 share minimum. See reverse side               ------------------                                      --------------------
for maximum Purchase limitations.                                        X             $10.00 =           $
                                                 ------------------                                      --------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(2) METHOD OF PAYMENT Cash and wires will not be accepted.
------------------------------------------------------------------------------------------------------------------------------------
/ / CHECK HERE IF             / / CHECK HERE AND COMPLETE BELOW IF PAYING BY DIRECT ACCOUNT  WITHDRAWAL(S)
    PAYING BY CHECK(S)            The undersigned authorizes withdrawal from the Wayne Savings Community
    OR MONEY ORDER(S)             Bank passbook, statement savings, money market (without check-writing privileges) or CD account(s) listed below. There will be no early
Enclosed is/are check(s),         withdrawal penalty applicable for funds authorized below.
drafts or money order(s)
payable to WAYNE SAVINGS
BANCSHARES, INC. totaling:          FOR INTERNAL USE ONLY          Wayne Savings Community Bank Account Number      Amount
                                  ------------------------------   -------------------------------------------- --------------
--------------------------        1.                                                                             $
 $                                  - - - - - - - - - - - - - -    -------------------------------------------- --------------
--------------------------        2.                                                                             $
                                    - - - - - - - - - - - - - -    -------------------------------------------- --------------
                                  3.                                                                             $
                                    - - - - - - - - - - - - - -    -------------------------------------------- --------------
                                  4.                                                                             $
                                    - - - - - - - - - - - - - -    -------------------------------------------- --------------
                                                                                                                 $
                                  ------------------------------   -------------------------------------------- --------------
                                                                                            TOTAL WITHDRAWAL(S):
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------------
   Checks will be cashed upon receipt. funds AUTHORIZED FOR ACCOUNT WITHDRAWAL MUST BE AVAILABLE WITHIN THE DESIGNATED ACCOUNT(S)
AT THE TIME THIS FORM IS SUBMITTED. IRA ACCOUNTS AND ACCOUNTS WITH CHECK-WRITING PRIVILEGES MAY NOT BE LISTED FOR DIRECT WITHDRAWAL.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(3) PURCHASER INFORMATION Please read reverse side instructions carefully, and complete EITHER Part A or Part B. Only one box should be checked. PART A - SUBSCRIPTION OFFERING CHECK THE BOX REFLECTING THE EARLIEST DATE AT WHICH YOU HAD ACCOUNT(S).
------------------------------------------------------------------------------------------------------------------------------------
/ / ELIGIBLE ACCOUNT HOLDER -- You were a Wayne Savings      MY/OUR ACCOUNT INFORMATION AT JUNE 30, 2000 OR SEPTEMBER 30, 2001 OR
    Community Bank depositor with an aggregate of at least   OCTOBER 31, 2001 IF APPLICABLE:
    $50 on deposit on JUNE 30, 2000. In the spaces at         Name(s) on Account or Account Title    Wayne Savings Account Number
    right, list all deposit accounts you had at that date.   ------------------------------------- ---------------------------------

/ / SUPPLEMENTAL ELIGIBLE ACCOUNT HOLDER -- You do not       ------------------------------------- ---------------------------------
    qualify as an Eligible Account Holder, but you were a
    Wayne Savings Community Bank depositor with an           ------------------------------------- ---------------------------------
    aggregate of at least $50 on deposit on SEPTEMBER 30,
    2001. In the spaces at right, list all deposit           ------------------------------------- ---------------------------------
    accounts you had at that date.
                                                             ------------------------------------- ---------------------------------
/ / OTHER MEMBER -- You do not qualify as either of the          IF ADDITIONAL SPACE IS REQUIRED, PLEASE ATTACH A SEPARATE PAGE.
    above, but you were a Wayne Savings Community Bank
    depositor on OCTOBER 31, 2001 or a borrower at
    June 23, 1993 who remained a borrower at OCTOBER 31,
    2001.
------------------------------------------------------------------------------------------------------------------------------------
 (3) PART B - COMMUNITY OFFERING Check the ONE applicable box.
------------------------------------------------------------------------------------------------------------------------------------
 / / You were a Wayne Bancshares stockholder on _________, 2001.        / / You are placing an order in the Community Offering, but were not a stockholder at ___________, 2001.
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------        --------------------------------------------------------------
(4) WAYNE SAVINGS MANAGEMENT & EMPLOYEES                              (5) NATIONAL ASSOCIATION OF SECURITIES DEALERS ("NASD")
    Check ONE box, if applicable.                                         AFFILIATION Check the box only if applicable.
--------------------------------------------------------------        --------------------------------------------------------------
/ / Check here if you are a Wayne Savings Community Bank              / / Check here if you are a member of the NASD or a  person
    director, officer or employee.                                        affiliated with an NASD member or a member of the
                                                                          immediate family of any such person to whose support such
/ / Check here if you are a member of the immediate family                person contributes directly or indirectly, or if you have
    (DEFINITION OF "IMMEDIATE FAMILY" IS ON THE REVERSE SIDE)             an account in which an NASD member, or person associated
    of a Wayne Savings Community Bank director, officer or                with an NASD member, has a beneficial interest. I agree 1)
    employee.                                                             not to sell, transfer or hypothecate the stock for a
                                                                          period of three months following issuance and 2) to report this subscription in writing to the applicable NASD member within one day of payment for the stock.
--------------------------------------------------------------        --------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(6) STOCK REGISTRATION Please PRINT clearly and provide all information. The address you provide below will be used for future mailings, including delivery of stock certificates. Use full first and last name, not initials. Read reverse side instructions carefully for important registration information, including information for minors.
------------------------------------------------------------------------------------------------------------------------------------
(First Name, Middle Initial, Last Name)                               Social Security No./Tax Id No. (first number listed will be used for reporting)

--------------------------------------------------------------------- --------------------------------------------------------------
(First Name, Middle Initial, Last Name)                               Social Security No./Tax ID NO.

--------------------------------------------------------------------- --------------------------------------------------------------
(Street Address)                                                      (Daytime Phone Number)

--------------------------------------------------------------------- --------------------------------------------------------------
(City, State, Zip)                          (County)                  (Evening Phone Number)

--------------------------------------------------------------------- --------------------------------------------------------------
(7) FORM OF STOCK OWNERSHIP Check the one applicable box. See reverse side for ownership definitions.
------------------------------------------------------------------------------------------------------------------------------------
    / / Individual.     / / Joint Tenants.       / / Tenants in Common.             / / Trust (UNDER AGREEMENT DATED ______________)

    / / Corporation.    / / Partnership.         / / Uniform Transfers to Minors.   / / Other
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  FOR BROKER USE ONLY:    / / IRA       Social Security # of Beneficial Owner:                     --------- ------ ----------------
                                        (if IRAS are reported by brokerage firm under a Tax ID #)           -      -
                                                                                                   --------- ------ ----------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(8) ACKNOWLEDGMENT AND SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge receipt of the Prospectus dated __________, 2001. I agree that after receipt by Wayne Bancshares, Inc., this Stock Order Form may not be modified or withdrawn without Wayne Bancshares, Inc.'s consent. Under penalty of perjury, I certify that (1) the Social Security Number or Tax ID information and all other information provided hereon are true, correct and complete, (2) I am purchasing solely for my own account, and there is no agreement or understanding regarding the sale or transfer of the shares, and (3) I am not subject to backup withholding tax. [Cross out (3) if you have been notified by the IRS that you are subject to backup withholding.] I acknowledge that the shares of common stock are not savings accounts or deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

SUBSCRIPTION RIGHTS PERTAIN TO THOSE ELIGIBLE TO SUBSCRIBE IN THE SUBSCRIPTION
OFFERING AND WILL BE VOID AT THE END OF THE SUBSCRIPTION OFFERING. THE PLAN OF
CONVERSION AND APPLICABLE LAW AND REGULATIONS PROHIBIT ANY PERSON FROM
TRANSFERRING, OR ENTERING INTO AN AGREEMENT, DIRECTLY OR INDIRECTLY, TO
TRANSFER, THE LEGAL OR BENEFICIAL OWNERSHIP OF SUBSCRIPTION RIGHTS OR THE
UNDERLYING STOCK TO THE ACCOUNT OF ANOTHER. WAYNE SAVINGS BANCSHARES, INC. WILL
PURSUE ANY AND ALL LEGAL AND EQUITABLE REMEDIES IN THE EVENT MANAGEMENT BECOMES
AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS, AND WILL NOT HONOR ORDERS KNOWN TO
INVOLVE SUCH TRANSFER.

BY SIGNING THIS STOCK ORDER FORM, YOU HAVE NOT WAIVED ANY RIGHTS YOU MAY HAVE
UNDER THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. ONE
SIGNATURE REQUIRED, UNLESS SECTION (2) OF THIS FORM INCLUDES ACCOUNTS REQUIRING
MORE THAN ONE SIGNATURE TO AUTHORIZE WITHDRAWAL. IF SIGNING AS A CUSTODIAN,
CORPORATE OFFICER, ETC., PLEASE INCLUDE YOUR FULL TITLE.
-------------------------------------------- --------------------  -------------------------------------------- --------------------
  (Signature)                                  (Date)                (Signature)                                  (Date)

-------------------------------------------- --------------------  -------------------------------------------- --------------------
                                                     ORDER NOT VALID UNLESS SIGNED
                                                     -----------------------------
    QUESTIONS? See reverse side of this Form, or call the Stock Information Center toll free at (800) 804-8479,
                         Monday through Friday from 9:00 A.M. TO 4:00 P.M., Eastern time.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          STOCK ORDER FORM INSTRUCTIONS

  (1) SHARES REQUESTED -- Indicate the number of shares that you wish to purchase, and indicate the total amount due. The minimum purchase is 25 shares. Maximum purchase limitations apply to aggregate orders. In the Subscription Offering category and in the Community Offering category, the maximum purchase by each subscriber is $250,000 (25,000 shares). Further, no person, together with associates and persons acting in concert with such person, may purchase, IN ALL CATEGORIES OF THE STOCK OFFERING COMBINED, an aggregate of more than 25,000 shares. NOTICE TO CURRENT WAYNE SAVINGS BANCSHARES, INC. STOCKHOLDERS: IF YOU PLACE AN ORDER FOR STOCK, YOU ARE SUBJECT TO THESE PURCHASE LIMITATIONS AND TO AN OVERALL OWNERSHIP LIMITATION. See the Prospectus section entitled "The Conversion - Limitations on Common Stock Purchases", for a detailed description of limitations. This section also includes a definition of "associates" and of "acting in concert". By signing this Stock Order Form, you confirm that your order does not conflict with the purchase and ownership limitations.

  (2) METHOD OF PAYMENT -- CHECKS OR MONEY ORDERS: Make personal checks, bank draft or money orders payable to WAYNE SAVINGS BANCSHARES, INC. These will be cashed immediately against available funds. You will earn interest at Wayne Savings' passbook savings rate from the time funds are received until the offering is completed. ACCOUNT WITHDRAWALS: List the passbook, statement savings, money market (WITHOUT check-writing privileges) or certificate of deposit account(s), and designate the amount to be withdrawn from each. A hold will immediately be placed on the amount(s) designated by you, and the funds held will be unavailable for withdrawal for other purposes. You will continue to earn interest at the contractual rate of the account(s), and early withdrawal penalties will be waived. FUNDS AUTHORIZED FOR WITHDRAWAL MUST BE AVAILABLE AT THE TIME THIS FORM IS SUBMITTED. Note: Retirement accounts (such as IRAs) CANNOT be designated for withdrawal. Contact the Stock Information Center early in the offering period, if you want to use funds now in a Wayne Savings retirement account (or other retirement account). Whether you may use such funds for the purchase of shares may depend on timing constraints and, possibly, the institution where the funds are currently held. YOU MAY NOT USE CASH OR WIRE TRANSFERS TO PAY FOR STOCK.

  (3) PURCHASER INFORMATION -- Complete EITHER Part A or Part B. Part A applies to the Subscription Offering. If you do not qualify in the Subscription Offering, complete Part B, which applies to the Community Offering. PART A:
  Purchase priorities are based on eligibility dates. Please check the ONE box that reflects the earliest date at which you had a Wayne Savings qualifying account. For Eligible Account Holders and Supplemental Eligible Account Holders, list the name(s) on the deposit account(s) and the account number(s) at the applicable eligibility date. For example, if ordering in JUST YOUR NAME, list all the accounts you had at the applicable date. This may include accounts in which you were a joint owner, your individual deposit accounts and your IRA account. If ordering JOINTLY, list the accounts in which either person had ownership at the applicable date. For Other Members, list applicable deposit and/or loan accounts at October 31, 2001. (Eligible loans are only those that were outstanding on June 23, 1993 and remain outstanding at October 31, 2001.) When completing this Section (3) to purchase shares for a minor, list only the minor's account(s). If purchasing shares for a corporate entity, list only that entity's corporate accounts. Attach a separate page, if needed. FAILURE TO COMPLETE THIS SECTION, COMPLETING IT INCORRECTLY OR OMITTING INFORMATION CAN RESULT IN THE LOSS OF ALL OR PART OF YOUR STOCK ALLOCATION. PART B pertains to you if you do not qualify under Part A, and you are therefore placing an order in the Community Offering. Check only one box in Part B, if applicable. See "The Conversion" section of the Prospectus for explanation of the Subscription Offering and the Community Offering.

  (4) WAYNE SAVINGS MANAGEMENT & EMPLOYEES - If applicable, check the appropriate box. Immediate family includes spouse, parents, siblings and also children who live in the same house as the director, officer or employee.

  (5) NASD AFFILIATION - If applicable, check the box.

  (6) STOCK REGISTRATION -- CLEARLY PRINT the name(s) and address in which you want the stock certificate registered and mailed. IMPORTANT: If you are ordering stock in the Subscription Offering as a Wayne Savings (i) Eligible Account Holder as of 6/30/00; (ii) Supplemental Eligible Account Holder as of 9/30/01; or (iii) Other Member as of 10/31/01, you MUST register the stock ONLY in the name(s) of person(s)/entity(ies) with qualifying accounts at the same date. Adding the names of persons who were not account holders, or were account holders only at a later eligibility date than checked in Section (3), will be a violation of your subscription rights and may result in a loss of your purchase priority in the Subscription Offering. Enter the Social Security Number or Tax ID Number of the registered owner(s). The first number listed will be identified with the stock certificate for tax purposes. Listing a phone number is important. NOTE: ONE STOCK CERTIFICATE WILL BE GENERATED PER ORDER FORM. IF VARIOUS REGISTRATIONS AND SHARE AMOUNTS ARE DESIRED, A SEPARATE STOCK ORDER FORM (EACH FOR A MINIMUM OF AT LEAST 25 SHARES) MUST BE COMPLETED FOR EACH CERTIFICATE. CONTACT THE STOCK INFORMATION CENTER IF YOU NEED ADDITIONAL FORMS. Note: Purchase limitations apply to aggregate orders - See Section (1), above.

  (7) FORM OF STOCK OWNERSHIP -- For reasons of clarity and standardization, the stock transfer industry has developed uniform stockholder registrations for issuance of stock certificates. If you have any questions, please consult your legal advisor. When registering stock, do not use two initials. Use full first name, middle initial and last name. Check the ONE box that applies.

  BUYING STOCK INDIVIDUALLY: Indicate the name, mailing address and Social Security Number of the individual owner. Include the first name, middle initial and last name of the individual. Omit words that do not affect ownership, such as "Mrs.", "Dr.", "special account", etc. You may not indicate a beneficiary. Upon the individual's death, the stock will be owned by the estate and distributed as indicated by the will or otherwise in accordance with law. If ordering in the Subscription Offering, the individual listed must have had qualifying deposits on 6/30/00, 9/30/01 or 10/31/01.

  BUYING STOCK JOINTLY: If registering stock in more than one person's name for an order placed in the Subscription Offering, only persons with qualifying accounts at the same date (6/30/00, 9/30/01 or 10/31/01) may be listed. Two alternatives exist when registering stock in more than one name:

     JOINT TENANTS -- Joint Tenancy (with Right of Survivorship) may be specified to identify two or more owners where ownership is intended to pass automatically to the surviving tenant(s). All owners must agree to the transfer or sale of shares.

     TENANTS IN COMMON-- When stock is held as Tenants in Common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares.

  BUYING STOCK FOR A MINOR: A minor may acquire stock under the Uniform Transfers to Minors Act if the minor is the actual owner of the stock, with an adult custodian listed on the stock registration, who is responsible for the investment until the minor reaches legal age (18 or 21 years of age, depending on the state). Only one minor and one custodian may be listed. Please note that if ordering in the Subscription Offering, the minor must have had qualifying deposits at Wayne Savings Community Bank at 6/30/00, 9/30/01 or 10/31/01.

  HOW TO COMPLETE SECTION (6) (STOCK REGISTRATION) WHEN BUYING STOCK FOR A
  MINOR: On the first line, print the first name, middle initial and last name of the custodian; after the name write the initials "CUST". On the second line, print the first name, middle initial and last name of the minor. To the right of the minor's name, indicate his or her Social Security Number; DO NOT list the custodian's Social Security Number. Standard postal service state abbreviations should be used. For example, stock held by John P. Doe as custodian for Susan A. Doe under the Ohio Uniform Transfers to Minors Act will be abbreviated John P. Doe, CUST Susan A. Doe UTMA-OH.

  BUYING STOCK FOR A CORPORATION/PARTNERSHIP: On the first name line, write the name of the corporation or partnership and list that entity's Tax ID Number. Note that, if ordering in the Subscription Offering, the corporation or partnership must have had qualifying deposits at Wayne Savings at either 6/30/00, 9/30/01 or 10/31/01.

  BUYING STOCK THROUGH AN IRA: Stock must be held in self-directed Individual Retirement Accounts, such as at a brokerage firm. Wayne Savings IRAs are not self-directed. We recommend that you contact the Stock Information Center early in the offering period, for assistance with IRA-related questions. If ordering in the Subscription Offering, the beneficial owner of the IRA must have had qualifying deposits at Wayne Savings at 6/30/00, 9/30/01 or 10/31/01.

  FOR BROKER/TRUSTEE USE ONLY -- HOW TO COMPLETE SECTION (6) (STOCK REGISTRATION) WHEN BUYING STOCK USING A SELF-DIRECTED RETIREMENT ACCOUNT:
  Registration should be completed to reflect your firm's registration requirements for any subsequent mailings, including stock certificates. For example, on the first line, indicate the name of the firm followed by "TRUSTEE" or "CUSTODIAN". On the second line, indicate the name of the beneficial owner, for example, "FBO JOHN SMITH IRA". You may also indicate the owner's account number or other identifying information. Indicate the address and name of the department at your firm to which mailings should be directed. Also indicate the Tax ID Number under which your firm's IRAs are reported.

  BUYING STOCK IN A TRUST/FIDUCIARY CAPACITY: Information provided with respect to stock to be held in a fiduciary capacity must include:

  o The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title
    (name). If an individual and a corporation, list the corporation before the individual.

  o The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, etc.

  o A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation may be required.

  o The date of the document governing the relationship, except that the date of a trust created by a will need not be included.

  o The name of the maker, donor or testator and the name of the beneficiary.

  An example of fiduciary ownership of stock in the case of a trust is: John P. Doe, Trustee Under Agreement Dated 10-1-87 for Susan A. Doe.

  (8) ACKNOWLEDGMENT AND SIGNATURE -- Please review this Form before signing. Stock Order Forms submitted without a signature will not be accepted. Only one signature is required, unless Section (2) (Method of Payment) includes authorization to withdraw from a Wayne Savings Community Bank deposit account requiring more than one signature. If signing as a custodian, trustee, corporate officer, etc., please include your title. If exercising a Power of Attorney ("POA"), submit a copy of the POA agreement with this Form.

                WE HAVE ENCLOSED A POSTAGE-PAID RETURN ENVELOPE.

                        ADDRESS OVERNIGHT DELIVERIES TO:
    Wayne Savings Community Bank, 151 North Market Street, Wooster, OH 44691
                         Attn: Stock Information Center
    QUESTIONS? Call the Stock Information Center toll free at (800) 804-8479
        Monday through Friday, from 9:00 a.m. to 4:00 p.m., Eastern time.

--------------------------------------------------------------------------------